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                                 EXHIBIT 23(b)

                        CONSENT OF ARTHUR ANDERSEN LLP
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          As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 22, 1999 included in Fulton Financial Corporation's Form 10-K for the year ended December 31, 1998.

Lancaster, Pennsylvania                 /s/ ARTHUR ANDERSEN LLP

Date: June 21, 1999
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